SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

(a) On October 28, 2019, Donald Steinberg and Charles Larsen, each the owner of five million shares of Preferred Class A Common Stock, agreed, in exchange for a mutual release of all claims by the Company, to cancel and return to treasury their respective 5,000,000 shares of Preferred Class A common stock.

The shares of Preferred Class A Common Stock owned by Mr. Larsen and Mr. Steinberg carried designated voting rights, on any issue subject to a shareholder vote, providing for 100 votes for each share of Preferred Class A Common Stock owned. The Board of Directors subsequently decided, at the closing of the agreement with Mr. Larsen and Mr. Steinberg, to issue pro rata, 10 million shares of Class A Preferred Common Stock to directors Robert Coale, Edward Manolos and Jesus Quintero. By virtue of this issuance, Mr. Manolos, Mr. Coale and Mr. Quintero could collectively exercise their preferred voting rights to exert control.

The transaction closed December 10, 2019, when the Preferred Class A Common Stock certificates were returned to the Registrant’s transfer agent, who then cancelled and reissued them.

There were no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

(b) The following table sets forth each class of equity securities of the Registrant or any of its parents or subsidiaries, including directors' qualifying shares, beneficially owned by all directors and nominees:

Beneficial Owner	Number of Shares Beneficially Owned	Percent
Named Executive Officers and Directors:
Edward Manolos	1,766,667	2.35
Jesus Quintero	1,670,833	2.22
Robert Coale	1,683,333	2.24
All executive officers and directors as a group (3 persons)		6.81

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class
Class “A” Preferred Stock	Jesus Quintero 16860 SW 1 STREET PEMBROKE PINES FL 33027	3,333,333	33.33%
Class “A” Preferred Stock	Robert Coale 3835 E THOUSAND OAKS BLVD WESTLAKE VILLAGE CA 91362	3,333,333	33.33%
Class “A” Preferred Stock	Edward Manolos 1100 WILSHIRE BLVD #2808 LOS ANGELES CA 90017	3,333,333	33.33%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 16, 2019

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus Quintero

Jesus Quintero

(Principal Executive Officer)

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